                                                                      Exhibit 12

                                December 5, 1997







Atlas California Insured Intermediate Municipal Fund
794 Davis Street
San Leandro, California  94577

Atlas California Municipal Bond Fund
794 Davis Street
San Leandro, California  94577

         Re: Reorganization of Atlas California Insured Intermediate Municipal Fund and Atlas California Municipal Bond Fund

Ladies and Gentlemen:

                  You have requested our opinion as counsel for Atlas Assets, Inc., a Maryland corporation (the "Company"), with respect to certain Federal income tax matters in connection with the reorganization by and between Atlas California Insured Intermediate Municipal Fund ("Intermediate Fund") and Atlas California Municipal Bond Fund ("California Bond Fund"), each a separate series of the Company, whereby (i) Intermediate Fund will transfer substantially all of its assets to California Bond Fund in exchange solely for voting shares of California Bond Fund, (ii) Intermediate Fund will distribute, in complete liquidation, such shares to the shareholders of Intermediate Fund in exchange for their shares in Intermediate Fund and (iii) Intermediate Fund will dissolve as soon as practicable thereafter. This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated December 5, 1997, by and between Intermediate Fund and California Bond Fund (the "Reorganization Agreement"), and adopts the applicable defined terms therein, which Reorganization Agreement is substantially the same as the Agreement and Plan of Reorganization attached to the Proxy Statement dated September 22, 1997 as Appendix A. This letter and the opinions

Atlas California Insured Intermediate Municipal Fund
Atlas California Municipal Bond Fund
December 5, 1997
Page 2



expressed herein are for delivery to Intermediate Fund and California Bond Fund and may be relied upon only by Intermediate Fund and California Bond Fund and by the shareholders of Intermediate Fund and California Bond Fund. This opinion also may be disclosed by Intermediate Fund, California Bond Fund or any such shareholder in connection with an audit or other administrative proceeding before the Internal Revenue Service (the "Service") affecting Intermediate Fund, California Bond Fund or such shareholder or in connection with any judicial proceeding relating to the Federal, state or local tax liability of Intermediate Fund, California Bond Fund or any such shareholder.

                  For purposes of this opinion we have assumed the truth and accuracy of the following facts:

                  The Company was duly organized under the laws of the State of Maryland on November 13, 1987, and is validly existing and in good standing under the laws of that State. The Company is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.

                  Intermediate Fund is a series of the Company duly established under the law of the State of Maryland, began operations in June, 1993, and is validly existing under the laws of that State. Intermediate Fund has only one class of stock, which is widely held. All Intermediate Fund shares sold have been sold pursuant to an effective Registration Statement of the Company filed under the Securities Act of 1933, as amended (the "1933 Act"), except for any shares sold pursuant to an applicable exemption thereunder. Intermediate Fund has an authorized capital of 25,000,000 shares of voting Capital Stock, par value $0.0001 per share, of which 1,826,651 shares are currently outstanding, and each outstanding share of Intermediate Fund is fully paid, non-assessable, fully transferable and has full voting rights.

                  California Bond Fund is a series of the Company duly established under the laws of the State of Maryland, began operations in January, 1990, and is validly existing under the laws of that State. California Bond Fund has only one class of stock, which is widely held. All California Bond Fund shares sold have been sold pursuant to an effective Registration Statement of the Company filed under the 1933 Act, except for any shares sold pursuant to an applicable exemption

Atlas California Insured Intermediate Municipal Fund
Atlas California Municipal Bond Fund
December 5, 1997
Page 3



thereunder. California Bond Fund has an authorized capital of 50,000,000 shares of voting Capital Stock, par value $0.0001 per share, of which 16,160,079 shares are currently outstanding, and each outstanding share of California Bond Fund is fully paid, non-assessable, fully transferable and has full voting rights. The shares of Capital Stock of California Bond Fund issued pursuant to the Reorganization Agreement will be fully paid, non-assessable, freely transferable and have full voting rights.

                  For valid business purposes, the following transaction will take place in accordance with the laws of the State of Delaware and pursuant to the Reorganization Agreement:

                  (a) On the date of the closing (the "Closing Date"), Intermediate Fund will transfer to California Bond Fund substantially all of the property, assets and goodwill of Intermediate Fund solely in exchange for that number of California Bond Fund shares of beneficial interest calculated by dividing the aggregate value of Intermediate Fund's assets by the net asset value per share of California Bond Fund, all such values determined as set forth in Section 1.1 of the Reorganization Agreement and the assumption by California Bond Fund of the liabilities of Intermediate Fund.

                  (b) Intermediate Fund will distribute, in complete liquidation, all California Bond Fund shares to the shareholders of Intermediate Fund in proportion to their respective interests in Intermediate Fund.

                  (c) Intermediate Fund will wind up and dissolve as soon as practicable thereafter.

                  In rendering the opinions stated below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

                  (1)      The Reorganization Agreement.

                  (2)      The Proxy Statement dated September 22, 1997.

Atlas California Insured Intermediate Municipal Fund
Atlas California Municipal Bond Fund
December 5, 1997
Page 4



                  (3) The Company's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on August 22, 1997.

                  (4) The Prospectus and Statement of Additional Information of the Company, dated April 30, 1997.

                  (5) The Articles of Incorporation of the Company, dated November 13, 1987, as amended on December 21, 1989 and April 19, 1994; the Articles supplementary thereto with respect to Intermediate Fund dated April 7, 1993; and the Articles supplementary thereto with respect to California Bond Fund dated January 30, 1992.

                  (6) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

                  For purposes of rendering the opinions stated below, we have in addition relied upon the following representations by the Company on behalf of Intermediate Fund and/or California Bond Fund, as applicable:

                  (A) The fair market value of the shares of California Bond Fund received by the shareholders of Intermediate Fund will be approximately equal to the fair market value of Intermediate Fund shares surrendered in the exchange. The shareholders of Intermediate Fund will receive no consideration other than California Bond Fund shares in exchange for their Intermediate Fund shares.

                  (B) There is no plan or intention by the shareholders of Intermediate Fund who owns 5% or more of Intermediate Fund shares, and to the best of the knowledge of the management of the Intermediate Fund or the Company, there is no plan or intention on the part of any shareholders of Intermediate Fund to sell, exchange, or otherwise dispose of a number of California Bond Fund shares received in the transaction that would reduce Intermediate Fund shareholders' ownership of California Bond Fund shares to a number of shares having a value, as of the date of the transaction, of less than 50% of the value of all of the formerly outstanding shares of Intermediate Fund as of the same date. For purposes of this

Atlas California Insured Intermediate Municipal Fund
Atlas California Municipal Bond Fund
December 5, 1997
Page 5



representation, shares of Intermediate Fund exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional shares of California Bond Fund, have been treated as outstanding shares of Intermediate Fund on the date of the transaction. Further, in making this representation, the Company has considered both shares of Intermediate Fund and shares of California Bond Fund that were sold, redeemed, or otherwise disposed of by the shareholders of Intermediate Fund (except for shares which were required to be redeemed by Intermediate Fund or California Bond Fund in the ordinary course of their respective businesses as series of an investment company).

                  (C) California Bond Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Intermediate Fund immediately prior to the transaction. For purposes of this representation, amounts used by Intermediate Fund to pay its reorganization expenses, amounts paid by Intermediate Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of Intermediate Fund's business as a management investment company) made by Intermediate Fund immediately preceding the transfer have been included as assets of Intermediate Fund held immediately prior to the transaction.

                  (D) California Bond Fund has no plan or intention to reacquire any of its shares issued in the transaction.

                  (E) California Bond Fund has no plan or intention to sell or otherwise dispose of any of the assets of Intermediate Fund acquired in the transaction, except for dispositions made in the ordinary course of its business as a series of an investment company.

                  (F) In pursuance of the plan of reorganization, Intermediate Fund will distribute as soon as practicable the shares of California Bond Fund it receives in the transaction.

                  (G) The liabilities of Intermediate Fund assumed by California Bond Fund and the liabilities to which the transferred assets of Intermediate Fund are subject were incurred by Intermediate Fund in the ordinary course of its business.

Atlas California Insured Intermediate Municipal Fund
Atlas California Municipal Bond Fund
December 5, 1997
Page 6



                  (H) Intermediate Fund has continued its historic business enterprise in a substantially unchanged manner.

                  (I) Following the transaction, California Bond Fund will continue the historic business of Intermediate Fund or use a significant portion of Intermediate Fund's historic business assets in a business.

                  (J) Intermediate Fund, California Bond Fund and the shareholders of Intermediate Fund will pay their respective expenses, if any, incurred in connection with the transaction. California Bond Fund will pay or assume only those expenses of Intermediate Fund that are solely and directly related to the transaction in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

                  (K) There is no indebtedness existing between Intermediate Fund and California Bond Fund that was issued, acquired, or will be settled at a discount.

                  (L) Intermediate Fund and California Bond Fund have been at all times prior to the Closing Date, and will be at the Closing Date, regulated investment companies as defined in Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                  (M) California Bond Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Intermediate Fund.

                  (N) Neither Intermediate Fund nor one or more of its shareholders, or any combination thereof, will control (within the meaning of Section 368(c) of the Code) Intermediate Fund immediately after the transfer.

                  (O) The fair market value of the assets of Intermediate Fund transferred to California Bond Fund will equal or exceed the sum of the liabilities assumed by California Bond Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

                  (P) Intermediate Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure, or similar proceeding in a Federal or state court.

Atlas California Insured Intermediate Municipal Fund
Atlas California Municipal Bond Fund
December 5, 1997
Page 7



                  Our opinions set forth in this letter are based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that Intermediate Fund distributes its remaining assets as soon as practicable, we are of the opinion that:

                  1. The acquisition by California Bond Fund of substantially all of the assets of Intermediate Fund solely in exchange for voting shares of California Bond Fund, followed by both the distribution by Intermediate Fund to its shareholders of such shares, in complete liquidation of Intermediate Fund, and the dissolution of Intermediate Fund, as described above, will be a reorganization within the meaning of Section 368(a)(1)(C) of the Code. California Bond Fund and Intermediate Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

                  2. No gain or loss will be recognized by Intermediate Fund upon the transfer of substantially all its assets to California Bond Fund in exchange solely for voting shares of California Bond Fund and the assumption by California Bond Fund of Intermediate Fund's liabilities pursuant to Sections 361(a) and 357(a) of the Code.

                  3. No gain or loss will be recognized by California Bond Fund upon the receipt of substantially all of the assets of Intermediate Fund in exchange solely for voting shares of California Bond Fund pursuant to Section 1032(a) of the Code.

                  4. Provided that the shareholders of Intermediate Fund receive solely California Bond Fund shares in exchange for Intermediate Fund shares, no gain or loss will be recognized by shareholders of Intermediate Fund pursuant to
Section 354(a) of the Code.

                  5. The basis of the assets of Intermediate Fund received by California Bond Fund will be the same as the basis of such assets to Intermediate Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

Atlas California Insured Intermediate Municipal Fund
Atlas California Municipal Bond Fund
December 5, 1997
Page 8


                  6. The basis of the shares of California Bond Fund received by shareholders of Intermediate Fund will be the same as the basis of the shares of Intermediate Fund surrendered in exchange therefor.

                  7. The holding period of the assets of Intermediate Fund received by California Bond Fund will include the period during which such assets were held by Intermediate Fund pursuant to Section 1223(2) of the Code.

                  8. The holding period of the shares of California Bond Fund received by the shareholders of Intermediate Fund will include the holding period of the shares of Intermediate Fund surrendered in exchange therefor, provided that the shares of Intermediate Fund were held as a capital asset on the date of the exchange, pursuant to Section 1223(1) of the Code.

                  The opinions set forth above represent our conclusions as to the application of Federal income tax law existing as of the date of this letter to the transactions described in the Proxy Statement, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming which would require modifications or revocations of our opinions expressed herein. Moreover, there can be no assurance that positions contrary to our opinions will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinions. Further, all the opinions set forth above represent our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinions referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we have not undertaken an independent investigation of the facts referred to in this letter.

                  We express no opinion as to any Federal income tax issue or other matter except those set forth above.

                                    Very truly yours,

                                    /s/ Paul, Hastings, Janofsky & Walker LLP
                                    -----------------------------------------

                                December 5, 1997







Atlas U.S. Government Intermediate Fund
794 Davis Street
San Leandro, California  94577

Atlas U.S. Government and Mortgage Securities Fund
794 Davis Street
San Leandro, California  94577

         Re: Reorganization of Atlas U.S. Government Intermediate Fund and Atlas U.S. Government and Mortgage Securities Fund

Ladies and Gentlemen:

                  You have requested our opinion as counsel for Atlas Assets, Inc., a Maryland corporation (the "Company"), with respect to certain Federal income tax matters in connection with the reorganization by and between Atlas U.S. Government Intermediate Fund ("Intermediate Fund") and Atlas U.S. Government and Mortgage Securities Fund ("Government Fund"), each a separate series of the Company, whereby (i) Intermediate Fund will transfer substantially all of its assets to Government Fund in exchange solely for voting shares of Government Fund, (ii) Intermediate Fund will distribute, in complete liquidation, such shares to the shareholders of Intermediate Fund in exchange for their shares in Intermediate Fund and (iii) Intermediate Fund will dissolve as soon as practicable thereafter. This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated December 5, 1997, by and between Intermediate Fund and Government Fund (the "Reorganization Agreement"), and adopts the applicable defined terms therein, which Reorganization Agreement is substantially the same as the Agreement and Plan of Reorganization attached to the Proxy Statement dated September 22, 1997 as Appendix A. This letter and the opinions

Atlas U.S. Government Intermediate Fund
Atlas U.S. Government and Mortgage Securities Fund
December 5, 1997
Page 2



expressed herein are for delivery to Intermediate Fund and Government Fund and may be relied upon only by Intermediate Fund and Government Fund and by the shareholders of Intermediate Fund and Government Fund. This opinion also may be disclosed by Intermediate Fund, Government Fund or any such shareholder in connection with an audit or other administrative proceeding before the Internal Revenue Service (the "Service") affecting Intermediate Fund, Government Fund or such shareholder or in connection with any judicial proceeding relating to the Federal, state or local tax liability of Intermediate Fund, Government Fund or any such shareholder.

                  For purposes of this opinion we have assumed the truth and accuracy of the following facts:

                  The Company was duly organized under the laws of the State of Maryland on November 13, 1987, and is validly existing and in good standing under the laws of that State. The Company is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.

                  Intermediate Fund is a series of the Company duly established under the law of the State of Maryland, began operations in October, 1992, and is validly existing under the laws of that State. Intermediate Fund has only one class of stock, which is widely held. All Intermediate Fund shares sold have been sold pursuant to an effective Registration Statement of the Company filed under the Securities Act of 1933, as amended (the "1933 Act"), except for any shares sold pursuant to an applicable exemption thereunder. Intermediate Fund has an authorized capital of 25,000,000 shares of voting Capital Stock, par value $0.0001 per share, of which 591,619 shares are currently outstanding, and each outstanding share of Intermediate Fund is fully paid, non-assessable, fully transferable and has full voting rights.

                  Government Fund is a series of the Company duly established under the laws of the State of Maryland, began operations in January, 1990, and is validly existing under the laws of that State. Government Fund has only one class of stock, which is widely held. All Government Fund shares sold have been sold pursuant to an effective Registration Statement of the Company filed under the 1933 Act, except for any shares sold pursuant to an applicable exemption thereunder. Government

Atlas U.S. Government Intermediate Fund
Atlas U.S. Government and Mortgage Securities Fund
December 5, 1997
Page 3



Fund has an authorized capital of 50,000,000 shares of voting Capital Stock, par value $0.0001 per share, of which 21,138,527 shares are currently outstanding, and each outstanding share of Government Fund is fully paid, non-assessable, fully transferable and has full voting rights. The shares of Capital Stock of Government Fund issued pursuant to the Reorganization Agreement will be fully paid, non-assessable, freely transferable and have full voting rights.

                  For valid business purposes, the following transaction will take place in accordance with the laws of the State of Delaware and pursuant to the Reorganization Agreement:

                  (a) On the date of the closing (the "Closing Date"), Intermediate Fund will transfer to Government Fund substantially all of the property, assets and goodwill of Intermediate Fund solely in exchange for that number of Government Fund shares of beneficial interest calculated by dividing the aggregate value of Intermediate Fund's assets by the net asset value per share of Government Fund, all such values determined as set forth in Section 1.1 of the Reorganization Agreement and the assumption by Government Fund of the liabilities of Intermediate Fund.

                  (b) Intermediate Fund will distribute, in complete liquidation, all Government Fund shares to the shareholders of Intermediate Fund in proportion to their respective interests in Intermediate Fund.

                  (c) Intermediate Fund will wind up and dissolve as soon as practicable thereafter.

                  In rendering the opinions stated below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

                  (1)      The Reorganization Agreement.

                  (2)      The Proxy Statement dated September 22, 1997.

                  (3) The Company's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on August 22, 1997.

Atlas U.S. Government Intermediate Fund
Atlas U.S. Government and Mortgage Securities Fund
December 5, 1997
Page 4



                  (4) The Prospectus and Statement of Additional Information of the Company, dated April 30, 1997.

                  (5) The Articles of Incorporation of the Company, dated November 13, 1987, as amended on December 21, 1989 and April 19, 1994; the Articles supplementary thereto with respect to Intermediate Fund dated September 8, 1992.

                  (6) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

                  For purposes of rendering the opinions stated below, we have in addition relied upon the following representations by the Company on behalf of Intermediate Fund and/or Government Fund, as applicable:

                  (A) The fair market value of the shares of Government Fund received by the shareholders of Intermediate Fund will be approximately equal to the fair market value of Intermediate Fund shares surrendered in the exchange. The shareholders of Intermediate Fund will receive no consideration other than Government Fund shares in exchange for their Intermediate Fund shares.

                  (B) There is no plan or intention by the shareholders of Intermediate Fund who owns 5% or more of Intermediate Fund shares, and to the best of the knowledge of the management of the Intermediate Fund or the Company, there is no plan or intention on the part of any shareholders of Intermediate Fund to sell, exchange, or otherwise dispose of a number of Government Fund shares received in the transaction that would reduce Intermediate Fund shareholders' ownership of Government Fund shares to a number of shares having a value, as of the date of the transaction, of less than 50% of the value of all of the formerly outstanding shares of Intermediate Fund as of the same date. For purposes of this representation, shares of Intermediate Fund exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional shares of Government Fund, have been treated as outstanding shares of Intermediate Fund on the date of the transaction. Further, in making this representation, the Company has considered both shares of Intermediate Fund and shares of Government Fund that were sold, redeemed, or otherwise disposed of by the shareholders of

Atlas U.S. Government Intermediate Fund
Atlas U.S. Government and Mortgage Securities Fund
December 5, 1997
Page 5



Intermediate Fund (except for shares which were required to be redeemed by Intermediate Fund or Government Fund in the ordinary course of their respective businesses as series of an investment company).

                  (C) Government Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Intermediate Fund immediately prior to the transaction. For purposes of this representation, amounts used by Intermediate Fund to pay its reorganization expenses, amounts paid by Intermediate Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of Intermediate Fund's business as a management investment company) made by Intermediate Fund immediately preceding the transfer have been included as assets of Intermediate Fund held immediately prior to the transaction.

                  (D) Government Fund has no plan or intention to reacquire any of its shares issued in the transaction.

                  (E) Government Fund has no plan or intention to sell or otherwise dispose of any of the assets of Intermediate Fund acquired in the transaction, except for dispositions made in the ordinary course of its business as a series of an investment company.

                  (F) In pursuance of the plan of reorganization, Intermediate Fund will distribute as soon as practicable the shares of Government Fund it receives in the transaction.

                  (G) The liabilities of Intermediate Fund assumed by Government Fund and the liabilities to which the transferred assets of Intermediate Fund are subject were incurred by Intermediate Fund in the ordinary course of its business.

                  (H) Intermediate Fund has continued its historic business enterprise in a substantially unchanged manner.

                  (I) Following the transaction, Government Fund will continue the historic business of Intermediate Fund or use a significant portion of Intermediate Fund's historic business assets in a business.

Atlas U.S. Government Intermediate Fund
Atlas U.S. Government and Mortgage Securities Fund
December 5, 1997
Page 6



                  (J) Intermediate Fund, Government Fund and the shareholders of Intermediate Fund will pay their respective expenses, if any, incurred in connection with the transaction. Government Fund will pay or assume only those expenses of Intermediate Fund that are solely and directly related to the transaction in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

                  (K) There is no indebtedness existing between Intermediate Fund and Government Fund that was issued, acquired, or will be settled at a discount.

                  (L) Intermediate Fund and Government Fund have been at all times prior to the Closing Date, and will be at the Closing Date, regulated investment companies as defined in Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                  (M) Government Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Intermediate Fund.

                  (N) Neither Intermediate Fund nor one or more of its shareholders, or any combination thereof, will control (within the meaning of Section 368(c) of the Code) Intermediate Fund immediately after the transfer.

                  (O) The fair market value of the assets of Intermediate Fund transferred to Government Fund will equal or exceed the sum of the liabilities assumed by Government Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

                  (P) Intermediate Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure, or similar proceeding in a Federal or state court.

                  Our opinions set forth in this letter are based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the transaction will take place in accordance with the terms of the Reorganization Agreement, and

Atlas U.S. Government Intermediate Fund
Atlas U.S. Government and Mortgage Securities Fund
December 5, 1997
Page 7



further provided that Intermediate Fund distributes its remaining assets as soon as practicable, we are of the opinion that:

                  1. The acquisition by Government Fund of substantially all of the assets of Intermediate Fund solely in exchange for voting shares of Government Fund, followed by both the distribution by Intermediate Fund to its shareholders of such shares, in complete liquidation of Intermediate Fund, and the dissolution of Intermediate Fund, as described above, will be a reorganization within the meaning of Section 368(a)(1)(C) of the Code. Government Fund and Intermediate Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

                  2. No gain or loss will be recognized by Intermediate Fund upon the transfer of substantially all its assets to Government Fund in exchange solely for voting shares of Government Fund and the assumption by Government Fund of Intermediate Fund's liabilities pursuant to Sections 361(a) and 357(a) of the Code.

                  3. No gain or loss will be recognized by Government Fund upon the receipt of substantially all of the assets of Intermediate Fund in exchange solely for voting shares of Government Fund pursuant to Section 1032(a) of the Code.

                  4. Provided that the shareholders of Intermediate Fund receive solely Government Fund shares in exchange for Intermediate Fund shares, no gain or loss will be recognized by shareholders of Intermediate Fund pursuant to
Section 354(a) of the Code.

                  5. The basis of the assets of Intermediate Fund received by Government Fund will be the same as the basis of such assets to Intermediate Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

                  6. The basis of the shares of Government Fund received by shareholders of Intermediate Fund will be the same as the basis of the shares of Intermediate Fund surrendered in exchange therefor.

                  7. The holding period of the assets of Intermediate Fund received by Government Fund will include the period during which such assets were held by Intermediate Fund pursuant to Section 1223(2) of the Code.

Atlas U.S. Government Intermediate Fund
Atlas U.S. Government and Mortgage Securities Fund
December 5, 1997
Page 8


                  8. The holding period of the shares of Government Fund received by the shareholders of Intermediate Fund will include the holding period of the shares of Intermediate Fund surrendered in exchange therefor, provided that the shares of Intermediate Fund were held as a capital asset on the date of the exchange, pursuant to Section 1223(1) of the Code.

                  The opinions set forth above represent our conclusions as to the application of Federal income tax law existing as of the date of this letter to the transactions described in the Proxy Statement, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming which would require modifications or revocations of our opinions expressed herein. Moreover, there can be no assurance that positions contrary to our opinions will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinions. Further, all the opinions set forth above represent our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinions referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we have not undertaken an independent investigation of the facts referred to in this letter.

                  We express no opinion as to any Federal income tax issue or other matter except those set forth above.

                                    Very truly yours,

                                    /s/ Paul, Hastings, Janofsky & Walker LLP
                                    -----------------------------------------

                                December 5, 1997







Atlas National Insured Intermediate Municipal Fund
794 Davis Street
San Leandro, California  94577

Atlas National Municipal Bond Fund
794 Davis Street
San Leandro, California  94577

         Re: Reorganization of Atlas National Insured Intermediate Municipal Fund and Atlas National Municipal Bond Fund

Ladies and Gentlemen:

                  You have requested our opinion as counsel for Atlas Assets, Inc., a Maryland corporation (the "Company"), with respect to certain Federal income tax matters in connection with the reorganization by and between Atlas National Insured Intermediate Municipal Fund ("Intermediate Fund") and Atlas National Municipal Bond Fund ("National Bond Fund"), each a separate series of the Company, whereby (i) Intermediate Fund will transfer substantially all of its assets to National Bond Fund in exchange solely for voting shares of National Bond Fund, (ii) Intermediate Fund will distribute, in complete liquidation, such shares to the shareholders of Intermediate Fund in exchange for their shares in Intermediate Fund and (iii) Intermediate Fund will dissolve as soon as practicable thereafter. This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated December 5, 1997, by and between Intermediate Fund and National Bond Fund (the "Reorganization Agreement"), and adopts the applicable defined terms therein, which Reorganization Agreement is substantially the same as the Agreement and Plan of Reorganization attached to the Proxy Statement dated September 22, 1997 as Appendix A. This letter and the opinions expressed herein
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Atlas National Municipal Bond Fund
December 5, 1997
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are for delivery to Intermediate Fund and National Bond Fund and may be relied upon only by Intermediate Fund and National Bond Fund and by the shareholders of Intermediate Fund and National Bond Fund. This opinion also may be disclosed by Intermediate Fund, National Bond Fund or any such shareholder in connection with an audit or other administrative proceeding before the Internal Revenue Service (the "Service") affecting Intermediate Fund, National Bond Fund or such shareholder or in connection with any judicial proceeding relating to the Federal, state or local tax liability of Intermediate Fund, National Bond Fund or any such shareholder.

                  For purposes of this opinion we have assumed the truth and accuracy of the following facts:

                  The Company was duly organized under the laws of the State of Maryland on November 13, 1987, and is validly existing and in good standing under the laws of that State. The Company is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.

                  Intermediate Fund is a series of the Company duly established under the law of the State of Maryland, began operations in June, 1993, and is validly existing under the laws of that State. Intermediate Fund has only one class of stock, which is widely held. All Intermediate Fund shares sold have been sold pursuant to an effective Registration Statement of the Company filed under the Securities Act of 1933, as amended (the "1933 Act"), except for any shares sold pursuant to an applicable exemption thereunder. Intermediate Fund has an authorized capital of 25,000,000 shares of voting Capital Stock, par value $0.0001 per share, of which 1,159,288 shares are currently outstanding, and each outstanding share of Intermediate Fund is fully paid, non-assessable, fully transferable and has full voting rights.

                  National Bond Fund is a series of the Company duly established under the laws of the State of Maryland, began operations in January, 1990, and is validly existing under the laws of that State. National Bond Fund has only one class of stock, which is widely held. All National Bond Fund shares sold have been sold pursuant to an effective Registration Statement of the Company filed under the 1933 Act, except for any shares sold pursuant to an applicable exemption thereunder. National Bond Fund has an authorized capital of 20,000,000 shares of voting Capital

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December 5, 1997
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Stock, par value $0.0001 per share, of which 4,462,751 shares are currently outstanding, and each outstanding share of National Bond Fund is fully paid, non-assessable, fully transferable and has full voting rights. The shares of Capital Stock of National Bond Fund issued pursuant to the Reorganization Agreement will be fully paid, non-assessable, freely transferable and have full voting rights.

                  For valid business purposes, the following transaction will take place in accordance with the laws of the State of Delaware and pursuant to the Reorganization Agreement:

                  (a) On the date of the closing (the "Closing Date"), Intermediate Fund will transfer to National Bond Fund substantially all of the property, assets and goodwill of Intermediate Fund solely in exchange for that number of National Bond Fund shares of beneficial interest calculated by dividing the aggregate value of Intermediate Fund's assets by the net asset value per share of National Bond Fund, all such values determined as set forth in Section 1.1 of the Reorganization Agreement and the assumption by National Bond Fund of the liabilities of Intermediate Fund.

                  (b) Intermediate Fund will distribute, in complete liquidation, all National Bond Fund shares to the shareholders of Intermediate Fund in proportion to their respective interests in Intermediate Fund.

                  (c) Intermediate Fund will wind up and dissolve as soon as practicable thereafter.

                  In rendering the opinions stated below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

                  (1)      The Reorganization Agreement.

                  (2)      The Proxy Statement dated September 22, 1997.

                  (3) The Company's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on August 22, 1997.

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December 5, 1997
Page 4



                  (4) The Prospectus and Statement of Additional Information of the Company, dated April 30, 1997.

                  (5) The Articles of Incorporation of the Company, dated November 13, 1987, as amended on December 21, 1989 and April 19, 1994; the Articles supplementary thereto with respect to Intermediate Fund dated April 7, 1993; and the Articles supplementary thereto with respect to National Bond Fund dated January 30, 1992.

                  (6) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

                  For purposes of rendering the opinions stated below, we have in addition relied upon the following representations by the Company on behalf of Intermediate Fund and/or National Bond Fund, as applicable:

                  (A) The fair market value of the shares of National Bond Fund received by the shareholders of Intermediate Fund will be approximately equal to the fair market value of Intermediate Fund shares surrendered in the exchange. The shareholders of Intermediate Fund will receive no consideration other than National Bond Fund shares in exchange for their Intermediate Fund shares.

                  (B) There is no plan or intention by the shareholders of Intermediate Fund who owns 5% or more of Intermediate Fund shares, and to the best of the knowledge of the management of the Intermediate Fund or the Company, there is no plan or intention on the part of any shareholders of Intermediate Fund to sell, exchange, or otherwise dispose of a number of National Bond Fund shares received in the transaction that would reduce Intermediate Fund shareholders' ownership of National Bond Fund shares to a number of shares having a value, as of the date of the transaction, of less than 50% of the value of all of the formerly outstanding shares of Intermediate Fund as of the same date. For purposes of this representation, shares of Intermediate Fund exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional shares of National Bond Fund, have been treated as outstanding shares of Intermediate Fund on the date of the transaction. Further, in making this representation, the Company

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December 5, 1997
Page 5



has considered both shares of Intermediate Fund and shares of National Bond Fund that were sold, redeemed, or otherwise disposed of by the shareholders of Intermediate Fund (except for shares which were required to be redeemed by Intermediate Fund or National Bond Fund in the ordinary course of their respective businesses as series of an investment company).

                  (C) National Bond Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Intermediate Fund immediately prior to the transaction. For purposes of this representation, amounts used by Intermediate Fund to pay its reorganization expenses, amounts paid by Intermediate Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of Intermediate Fund's business as a management investment company) made by Intermediate Fund immediately preceding the transfer have been included as assets of Intermediate Fund held immediately prior to the transaction.

                  (D) National Bond Fund has no plan or intention to reacquire any of its shares issued in the transaction.

                  (E) National Bond Fund has no plan or intention to sell or otherwise dispose of any of the assets of Intermediate Fund acquired in the transaction, except for dispositions made in the ordinary course of its business as a series of an investment company.

                  (F) In pursuance of the plan of reorganization, Intermediate Fund will distribute as soon as practicable the shares of National Bond Fund it receives in the transaction.

                  (G) The liabilities of Intermediate Fund assumed by National Bond Fund and the liabilities to which the transferred assets of Intermediate Fund are subject were incurred by Intermediate Fund in the ordinary course of its business.

                  (H) Intermediate Fund has continued its historic business enterprise in a substantially unchanged manner.

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December 5, 1997
Page 6



                  (I) Following the transaction, National Bond Fund will continue the historic business of Intermediate Fund or use a significant portion of Intermediate Fund's historic business assets in a business.

                  (J) Intermediate Fund, National Bond Fund and the shareholders of Intermediate Fund will pay their respective expenses, if any, incurred in connection with the transaction. National Bond Fund will pay or assume only those expenses of Intermediate Fund that are solely and directly related to the transaction in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

                  (K) There is no indebtedness existing between Intermediate Fund and National Bond Fund that was issued, acquired, or will be settled at a discount.

                  (L) Intermediate Fund and National Bond Fund have been at all times prior to the Closing Date, and will be at the Closing Date, regulated investment companies as defined in Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                  (M) National Bond Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Intermediate Fund.

                  (N) Neither Intermediate Fund nor one or more of its shareholders, or any combination thereof, will control (within the meaning of Section 368(c) of the Code) Intermediate Fund immediately after the transfer.

                  (O) The fair market value of the assets of Intermediate Fund transferred to National Bond Fund will equal or exceed the sum of the liabilities assumed by National Bond Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

                  (P) Intermediate Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure, or similar proceeding in a Federal or state court.

                  Our opinions set forth in this letter are based upon the Code, regulations of the Treasury Department, published administrative announcements

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December 5, 1997
Page 7



and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that Intermediate Fund distributes its remaining assets as soon as practicable, we are of the opinion that:

                  1. The acquisition by National Bond Fund of substantially all of the assets of Intermediate Fund solely in exchange for voting shares of National Bond Fund, followed by both the distribution by Intermediate Fund to its shareholders of such shares, in complete liquidation of Intermediate Fund, and the dissolution of Intermediate Fund, as described above, will be a reorganization within the meaning of Section 368(a)(1)(C) of the Code. National Bond Fund and Intermediate Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

                  2. No gain or loss will be recognized by Intermediate Fund upon the transfer of substantially all its assets to National Bond Fund in exchange solely for voting shares of National Bond Fund and the assumption by National Bond Fund of Intermediate Fund's liabilities pursuant to Sections 361(a) and 357(a) of the Code.

                  3. No gain or loss will be recognized by National Bond Fund upon the receipt of substantially all of the assets of Intermediate Fund in exchange solely for voting shares of National Bond Fund pursuant to Section 1032(a) of the Code.

                  4. Provided that the shareholders of Intermediate Fund receive solely National Bond Fund shares in exchange for Intermediate Fund shares, no gain or loss will be recognized by shareholders of Intermediate Fund pursuant to
Section 354(a) of the Code.

                  5. The basis of the assets of Intermediate Fund received by National Bond Fund will be the same as the basis of such assets to Intermediate Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

                  6. The basis of the shares of National Bond Fund received by shareholders of Intermediate Fund will be the same as the basis of the shares of Intermediate Fund surrendered in exchange therefor.

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December 5, 1997
Page 8


                  7. The holding period of the assets of Intermediate Fund received by National Bond Fund will include the period during which such assets were held by Intermediate Fund pursuant to Section 1223(2) of the Code.

                  8. The holding period of the shares of National Bond Fund received by the shareholders of Intermediate Fund will include the holding period of the shares of Intermediate Fund surrendered in exchange therefor, provided that the shares of Intermediate Fund were held as a capital asset on the date of the exchange, pursuant to Section 1223(1) of the Code.

                  The opinions set forth above represent our conclusions as to the application of Federal income tax law existing as of the date of this letter to the transactions described in the Proxy Statement, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming which would require modifications or revocations of our opinions expressed herein. Moreover, there can be no assurance that positions contrary to our opinions will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinions. Further, all the opinions set forth above represent our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinions referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we have not undertaken an independent investigation of the facts referred to in this letter.

                  We express no opinion as to any Federal income tax issue or other matter except those set forth above.

                                    Very truly yours,

                                    /s/ Paul, Hastings, Janofsky & Walker LLP
                                    -----------------------------------------